Exhibit g(3)

CitiFunds Institutional Trust

Institutional Portfolio

125 Broad Street

New York, New York 10004

December 22, 2006

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Re:	Custodian Services Agreement

Ladies and Gentlemen:

Pursuant to Section 13(d) of the Custodian Services Agreement dated as of January 1, 2006 (as amended, the “Agreement”) among CitiFunds Institutional Trust (“the Trust”), Institutional Portfolio (the “Portfolio”), State Street Bank and Trust Company (the “Custodian”) and the other parties named therein, this letter serves as notice that (a) each of SMASh Series M Fund, SMASh Series C Fund and SMASh Series EC Fund (the “Series”) is added to the list of series of the Trust, and (b) each of SMASh Series M Portfolio, SMASh Series C Portfolio and SMASh Series EC Portfolio (the “SMASh Portfolios”) is added to the list of Series of the Portfolio to which the Custodian renders services as custodian under the terms of the Agreement. Copies of the Governing Documents as defined in Section 1 of the Agreement are provided herewith for the Series, and the SMASh Portfolios.

Please sign below to evidence your agreement that Schedule A to the Agreement is hereby replaced in its entirety with the attached Schedule A, and the Agreement as so amended remains in full force and effect.

CITIFUNDS INSTITUTIONAL TRUST

By:__________________________

Title:_________________________

INSTITUTIONAL PORTFOLIO

By:__________________________

Title:_________________________

Agreed:

STATE STREET BANK AND TRUST COMPANY

By:__________________________

Title:__________________________

Exhibit A (as revised 12/22/06)

SB Adjustable Rate Income Fund
Smith Barney Aggressive Growth Fund Inc.

Smith Barney Allocation Series Inc.

Balanced Portfolio

Conservative Portfolio

Growth Portfolio

High Growth Portfolio

Income Portfolio

Select Balanced Portfolio

Select Growth Portfolio

Select High Growth Portfolio

Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Equity Funds Smith Barney Social Awareness Fund
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc. Large Cap Value Fund U.S. Government Securities Fund Short-Term Investment Grade Bond Fund

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

SB Convertible Fund

Smith Barney Diversified Strategic Income Fund

Smith Barney Exchange Reserve Fund

Smith Barney High Income Fund

Smith Barney Municipal High Income Fund

SB Capital and Income Fund

Smith Barney Total Return Bond Fund

Smith Barney Institutional Cash Management Fund Inc. Cash Portfolio Government Portfolio Municipal Portfolio

Smith Barney Investment Funds Inc.

Smith Barney Investment Grade Bond Fund

Smith Barney Multiple Discipline Funds –

Balanced All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds –

Large Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds –

All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds –

Global All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds –

All Cap and International Fund

Smith Barney Government Securities Fund

Smith Barney Hansberger Global Value Fund

Smith Barney Real Return Strategy Fund

Smith Barney Small Cap Growth Fund

Smith Barney Small Cap Value Fund

Smith Barney Investment Series

Smith Barney International Fund

Smith Barney Dividend Strategy Fund

SB Growth and Income Fund

Smith Barney Premier Selections All Cap Growth Portfolio (variable annuity)

Smith Barney Growth and Income Portfolio (variable annuity)

SB Government Portfolio (variable annuity)

Smith Barney Dividend Strategy Portfolio (variable annuity)

Smith Barney Investment Trust

Smith Barney Intermediate Maturity California Municipals Fund

Smith Barney Intermediate Maturity New York Municipals Fund

Smith Barney Large Capitalization Growth Fund

Smith Barney S&P 500 Index Fund

Smith Barney Mid Cap Core Fund

Smith Barney Classic Values Fund

Smith Barney Core Plus Bond Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc. Cash Portfolio Government Portfolio

Smith Barney Multiple Discipline Trust

Multiple Discipline Portfolio – All Cap Growth and Value

Multiple Discipline Portfolio – Large Cap Growth and Value

Multiple Discipline Portfolio – Global All Cap Growth and Value

Multiple Discipline Portfolio – Balanced All Cap Growth and Value

Smith Barney Municipal Money Market Fund, Inc.

Smith Barney Muni Funds

California Money Market Portfolio

Florida Portfolio

Georgia Portfolio

Limited Term Portfolio

National Portfolio

Massachusetts Money Market Portfolio

New York Money Market Portfolio

New York Portfolio

Pennsylvania Portfolio

Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund
Smith Barney Sector Series Inc. Smith Barney Financial Services Fund Smith Barney Health Sciences Fund Smith Barney Technology Fund
Smith Barney Small Cap Core Fund, Inc.
Smith Barney World Funds, Inc. Smith Barney Inflation Management Fund International All Cap Growth Portfolio
High Income Opportunity Fund Inc.
Intermediate Muni Fund, Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Fund Inc.
Real Estate Income Fund Inc.
Citigroup Investments Corporate Loan Fund Inc.
Zenix Income Fund Inc.

Greenwich Street Series Fund

Appreciation Portfolio

Capital and Income Portfolio

Diversified Strategic Income Portfolio

Salomon Brothers Variable Aggressive Growth Fund

Equity Index Portfolio

Salomon Brothers Variable Growth & Income Fund

Fundamental Value Portfolio

Travelers Series Fund Inc.

Smith Barney Aggressive Growth Portfolio

Smith Barney High Income Portfolio

Smith Barney International All Cap Growth Portfolio

Smith Barney Large Capitalization Growth Portfolio

Smith Barney Large Cap Value Portfolio

Smith Barney Mid Cap Core Portfolio

Smith Barney Money Market Portfolio

Social Awareness Stock Portfolio

SB Adjustable Rate Income Portfolio

The Salomon Brothers Fund Inc

Salomon Brothers Investors Value Fund Inc
Salomon Brothers Capital Fund Inc

Salomon Brothers Series Funds Inc.

Salomon Brothers Balanced Fund

Salomon Brothers Cash Management Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Institutional Money Market Fund

Salomon Brothers Large Cap Growth Fund

Salomon Brothers NY Municipal Money Mkt Fund

Salomon Brothers Small Cap Growth Fund

Salomon Brothers Strategic Bond Fund

Salomon Brothers Short/Intermediate US Government Fund

Salomon Brothers All Cap Value Fund

Salomon Brothers Institutional Series Funds Inc. Salomon Brothers Institutional High Yield Bond Fund Salomon Brothers Institutional Emerging Markets Debt Fund

Salomon Brothers Variable Series Funds Inc.

Salomon Brothers Variable All Cap Fund

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Large Cap Growth Fund

Salomon Brothers Variable Small Cap Growth Fund

Salomon Brothers Variable Strategic Bond Fund

Salomon Brothers Variable Total Return Fund

Salomon Brothers Opportunity Fund Inc
Salomon Brothers Emerging Markets Debt Fund Inc.
Salomon Brothers Emerging Markets Income Fund Inc.
Salomon Brothers Emerging Markets Income Fund II
Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Salomon Brothers Capital & Income Fund Inc.
Salomon Brothers Global Partners Income Fund Inc.
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers High Income Fund Inc
Salomon Brothers High Income Fund II Inc
Salomon Brothers Inflation Management Fund Inc.
Salomon Brothers Worldwide Income Fund Inc
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc
Salomon Brothers Municipal Partners Fund Inc.
Salomon Brothers Municipal Partners Fund II Inc.
Salomon Brothers Variable Rate Strategic Fund Inc.

Liquid Reserves Portfolio

Tax Free Reserves Portfolio

U.S. Treasury Reserves Portfolio

CitiFunds Trust I Smith Barney Emerging Markets Equity Fund

Smith Barney Trust II (formerly CitiFunds Trust II)

Smith Barney Capital Preservation Fund

Smith Barney Capital Preservation Fund II

Smith Barney Diversified Large Cap Growth Fund

Smith Barney International Large Cap Fund

Smith Barney Small Cap Growth Opportunities Fund

Smith Barney Short Duration Municipal Income Fund

CitiFunds Trust III

Citi Cash Reserves

Citi US Treasury Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

(includes Smith Barney Connecticut Money Market Portfolio Class A and Class Y)

Citi New York Tax Free Reserves

Citi Tax Free Reserves

CitiFunds Institutional Trust

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional US Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Institutional Enhanced Income Fund

SMASh Series M Fund

SMASh Series C Fund

SMASh Series EC Fund

CitiFunds Premium Trust Citi Premium Liquid Reserves Citi Premium U.S. Treasury Reserves

Salomon Funds Trust (formerly CitiFunds Tax Free Income Trust)

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

Institutional Portfolio Institutional Enhanced Portfolio Prime Cash Reserves Portfolio SMASh Series M Portfolio SMASh Series C Portfolio SMASh Series EC Portfolio

Variable Annuity Portfolios Smith Barney Small Cap Growth Opportunities Portfolio

Consulting Group Capital Markets Funds

Core Fixed Income Investments

Emerging Markets Equity Investments

Government Money Investments

High Yield Investments

International Equity Investments

International Fixed Income Investments

Large Capitalization Growth Investments

Large Capitalization Value Equity Investments

Municipal Bond Investments

Small Capitalization Growth Investments

Small Capitalization Value Equity Investments